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                                                                  EXHIBIT 10.57

                               NOMINEE AGREEMENT

        THIS AGREEMENT dated as of May --, 1994, between Resorts International Hotel Financing, Inc., a Delaware corporation ("Nominee"), and Resorts International Hotel, Inc., a New Jersey corporation ("RIH").


                              W I T N E S S E T H:

        WHEREAS, RIH expects to cause the issuance by Nominee of mortgage notes in the principal amount of up to $125,000,000 (the "New RIHF Mortgage Notes") and junior mortgage notes in the principal amount of up to $35,000,000 (the "New RIHF Junior Mortgage Notes") (the New RIHF Mortgage Notes and the New RIHF Junior Mortgage Notes are collectively referred to hereinafter as the "Nominee Notes");

        WHEREAS, Nominee and RIH are direct or indirect wholly owned subsidiaries of Resorts International, Inc., a Delaware corporation ("RII");

        WHEREAS, the Nominee Notes will be issued under indentures of even date herewith in partial exchange for the outstanding Senior Secured Redeemable Notes due April 15, 1994 issued by RII (the "Old Series Notes"), pursuant to the plan of reorganization of RII and GGRI, Inc. under chapter 11 of the Bankruptcy Code (the "Plan");

        WHEREAS, in repayment of certain intercompany debt owed by RIH to RII, and as a distribution to RII, RIH will issue and distribute to RII, (i) a promissory note (the "RIH Promissory Note") in the same aggregate principal amount as the New RIHF Mortgage Notes, and (ii) a promissory note (the "RIH Junior Promissory Note") in the same aggregate principal amount as the New RIHF Junior Mortgage Notes (the RIH Promissory Note and the RIH Junior Promissory Note are collectively referred to hereinafter as the "RIH Notes");

        WHEREAS, the essential payment and other economic terms of the RIH Promissory Note and the RIH Junior Promissory Note will mirror those terms included in the New RIHF Mortgage Notes and the New RIHF Junior Mortgage Notes, respectively, except that the RIH Notes will be secured by mortgages which will encumber certain real property owned or leased by RIH together with all buildings and improvements erected thereon;

        WHEREAS, RII will transfer the RIH Notes, and the mortgages and any other collateral securing the RIH Notes, to Nominee in exchange for the Nominee Notes;

        WHEREAS, Nominee has not advanced and will not have the funds to advance any of the monies necessary to acquire, hold, make payments of interest on and repay the principal amount of, at maturity or otherwise, any of the Nominee Notes, except to the extent of RIH's payments on the RIH Notes to Nominee;

        WHEREAS, RIH will issue a guaranty of payment of principal and interest on the Nominee Notes;

        WHEREAS, Nominee is solely engaged in the business of holding and issuing debt exclusively as a nominal debtor, lender and issuer, and not as a true debtor, lender or issuer on its own behalf; and

        WHEREAS, RIH will pay any and all costs of Nominee relating to its role as a nominal debtor, lender and issuer on
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behalf of RIH (including without limitation all expenses for Nominee's acquisition of the RIH Notes and Nominee's issuance of the Nominee Notes);

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto agree as follows:

        SECTION 1. Nominee shall hold title to the RIH Notes solely as a nominal holder of debt securities and payments on the RIH Notes will be used exclusively to make payments on the Nominee Notes.

        SECTION 2. Nominee shall be the nominal debtor on the Nominee Notes and the Nominee Notes will be issued solely in Nominee's capacity as a nominal issuer and debtor. RIH shall be the sole true and ultimate debtor and issuer.

        SECTION 3. RIH and its successors and assigns will pay Nominee a fee of $100 per year for acting as a nominal debtor, lender and issuer, plus such additional fees as may be required from time to time for the purpose of reimbursing Nominee for expenses incurred that relate to the RIH Notes and the associated Nominee Notes.

        SECTION 4. Nominee will fully disclose to all parties that it acts exclusively as a nominal debtor, lender and issuer for RIH and that RIH is the true and ultimate debtor and issuer.

        SECTION 5. Nominee and RIH hereby confirm their relationship as nominal and true debtor, respectively, and agree that Nominee shall act in respect of any matters not described above only as directed by RIH.

        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                RESORTS INTERNATIONAL HOTEL
                                  FINANCING, INC.

                                By  . . . . . . . . . . . . . . . . . . . . . .
                                   Name:
                                   Title:

                                RESORTS INTERNATIONAL HOTEL, INC.

                                By  . . . . . . . . . . . . . . . . . . . . . .
                                   Name:
                                   Title:



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